GAIN ON SALE OF SUBSIDIARIES AND DISPOSAL GROUPS	12 Months Ended
Dec. 31, 2018
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
GAIN ON SALE OF SUBSIDIARIES AND DISPOSAL GROUPS

During the year ended December 31, 2018, the Company entered into an agreement to sell 100% of the share capital of Rig Finance Limited ("Rig Finance"), a wholly owned subsidiary, to an unrelated third party. Rig Finance owned the jack-up drilling rig Soehanah. Net proceeds of $84.4 million were received for the shares, resulting in a net gain of $7.6 million on the sale. At the time of disposal on December 31, 2018, net assets held by Rig Finance were as follows:

(in thousands of $)	December 31, 2018
Cash and cash equivalents	915
Vessel and equipment, net	76,875
Charter deposit	(913)
Other current liabilities	(90)
Net assets	76,787